Exhibit 10.10
                                                                 -------------

                               AMENDED AND RESTATED
                             INDEMNIFICATION AGREEMENT

THIS AMENDED AND RESTATED INDEMNIFICATION AGREEMENT ("Agreement") is made as of the 12th day of November 1999, by and between LabOne, Inc., a Missouri
Corporation (the "Company"), and                        ("Indemnitee"), a
Director or Officer of the Company.

WHEREAS, the shareholders of the Company approved the form of this Agreement on May 10, 1989, and the Board of Directors approved the amendment of certain provisions of this Agreement on November 12, 1999; and

WHEREAS, it is essential to the Company to retain and attract as Directors and Officers the most capable persons available; and

WHEREAS, the substantial increase in corporate litigation subjects Directors and Officers to expensive litigation risks at the same time that the availability and coverages of Directors' and Officers' liability insurance have been severely limited; and

WHEREAS, it is now and has always been the express policy of the Company to indemnify its Directors and Offices so as to provide them with the maximum possible protection permitted by law; and

WHEREAS, Indemnitee does not regard the protection available under the Company's Article of Incorporation, Bylaws and Directors' and Officers' liability insurance, if any, as adequate in the present circumstances, and may not be willing to serve or to continue to serve as a Director or Officer without adequate protection, and the Company desires Indemnitee to serve in such capacity.

     NOW THEREFORE, the Company and Indemnitee do hereby agree as follows:

     1. Agreement to Serve. Indemnitee agrees to serve or continue to serve as Director or Officer of the Company and/or at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case so long as Indemnitee is duly elected or appointed, or until such time as Indemnitee resigns or is removed. The provisions of this Paragraph relating to service by the Indemnitee shall not be deemed to affect the terms of any employment or other agreement now or hereafter in effect between the Company and the Indemnitee governing such service.


    2  Definitions.  As used in this Agreement:

       (a). The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Company or otherwise, and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a Director or Officer of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action taken by Indemnitee, or of any

                                     PAGE 64
inaction on Indemnitee's part, while acting as a Director of Officer of the Company or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or Expense is incurred for which indemnification or reimbursement can be provided under this Agreement. Except for actions brought to establish rights of indemnification or advancement of expenses hereunder, a "Proceeding" shall not include any action, suit or proceeding brought or claim made by Indemnitee against the Company.

       (b) The term "Expense" shall include, without limitation, expenses of investigation, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursements, and any expenses of establishing a right to indemnification or advancement of expenses under Paragraph 5 or 6 of this Agreement.

       (c) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a Director, Officer, employee or agent of the Company which imposes duties on, or involves service by, such Director, Officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries.


     3. Indemnification. The Company shall indemnify Indemnitee if Indemnitee was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding by reason of the fact that Indemnitee is or was a Director or Officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments and fines actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if the Indemnitee's conduct was not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

The Company shall not be liable under this agreement to make any payment in connection with any claim made against Indemnitee (i) for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto, or (ii) for amounts paid in settlement of any Proceeding without the consent of the Company, which consent shall not be unreasonably withheld.


    4. Notice and Defense of Proceeding. Within a reasonable time after receipt by the Indemnitee of actual and not constructive notice of the commencement of any Proceeding, the Indemnitee shall provide written notice to the Company of the commencement thereof by delivery of a notice substantially in the form attached hereto as Exhibit A or in such other form as the Company may reasonably accept. The omission to so notify the Company will relieve it from any liability which it may have to the Indemnitee in connection with such Proceeding under this Agreement, but shall not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding:

       (a) The Company shall be entitled to participate in the Proceeding at its own expense.

                                     PAGE 65
       (b) Except as otherwise provided below, the Company may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense of the Proceeding, with legal counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee for Expenses incurred by the Indemnitee in connection with such Proceeding under this Agreement, including Paragraph 5 hereof, other than Indemnitee's reasonable costs of investigation or participation in such Proceeding (including, without limitation, travel expenses) and except as provided below. The Indemnitee shall have the right to employ Indemnitee's own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be advanced by the Company as provided in Paragraph 5 hereof. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company.

       (c) If two or more persons, including the Indemnitee, may be entitled to indemnification from the Company as parties to any Proceeding, the Company may require the Indemnitee to use the same legal counsel as the other parties. The Indemnitee shall have the right to use separate legal counsel in the Proceeding, but the Company shall not be liable to the Indemnitee under this Agreement, including Paragraph 5 hereof, for the fees and expenses of separate legal counsel incurred after notice from the Company of the requirement to use the same legal counsel as the other parties, unless the Indemnitee reasonably concludes that there may be a conflict of interest between the Indemnitee and any of the other parties required by the Company to be represented by the same legal counsel.

        (d) The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld. The Indemnitee shall permit the Company to settle any Proceeding that the Company assumes the defense of, except that the Company shall not, without the Indemnitee's written consent, settle any action or claim unless such settlement includes a provision whereby the parties to the settlement unconditionally release Indemnitee from all liabilities, damages, costs and expenses in respect of claims by reason of the settlement or release of the parties in such Proceeding.


5.  Advances of Expenses.

       (a) Except as provided in Paragraph 4 hereof, expenses incurred by the Indemnitee pursuant to Paragraph 3 in any Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon the written request of the Indemnitee, if Indemnitee shall undertake to repay such amount to the extent that it shall ultimately be determined that Indemnitee is not entitled to indemnification. Except as expressly provided in Paragraph 4(b) hereof, no security shall be required by the Company in making Expense advances, and such advances shall be made without regard to the Indemnitee's

                                     PAGE 66
ability to repay the amount advanced and without regard to the Indemnitee's ultimate entitlement to indemnification under this Agreement or otherwise.

       (b) Indemnitee shall make an Expense advance request by delivery to Company of a signed request substantially in the form attached hereto as Exhibit B or in such other form as the Company may reasonably accept.
Advances requested by Indemnitee hereunder shall be paid by the Company no later than ten days after receipt by the Company of the written request. In the event the Company does not honor Indemnitee's request for an Expense advance, Indemnitee may bring an action in any court of competent jurisdiction to enforce the right to the advance, and the Company shall have the burden of proof in such action to demonstrate that Indemnitee is not entitled to such advance.

       (c) Expenses submitted to the Company for reimbursement must be reasonable and comply with the then existing billing procedures of the Company so that the Company can reasonably monitor and audit such Expenses.


    6.  Right of Indemnitee to Indemnification Upon Application.

       (a) In the event that Indemnitee becomes liable for any judgment, penalty or fine, or pursuant to any settlement agreement, for which indemnification may be provided under this Agreement, Indemnitee shall deliver to the Company within a reasonable time a signed request substantially in the form attached hereto as Exhibit C or in such other form as the Company may reasonably approve. Any indemnification under Paragraph 3 shall be made no later than forty-five (45) days after receipt by the Company of the written request of Indemnitee. The determination of Indemnitee's right to indemnification shall be made: (i) by a majority vote of directors who were not parties to the Proceeding, even though less than a quorum, (ii) if there are no such directors, or if such directors so direct, or if Indemnitee so requests in writing at the time the Indemnitee submits the claim for indemnification, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Company. Such independent legal counsel shall be selected by the persons specified in (i), or if there are none or if a majority vote thereof is not obtainable, by a majority vote of the entire Board of Directors, which independent legal counsel shall be approved by the Indemnitee in writing (which approval shall not be unreasonably withheld).
The Indemnitee shall be conclusively presumed to have met the applicable standards of conduct for indemnification pursuant to this Agreement, unless Indemnitee receives written notice of a determination that the Indemnitee has not met such applicable standards of conduct within such 45 day period. If a determination denying Indemnitee's claim is made by the persons specified in
(i) or (iii) above, such notice shall disclose with particularity the reasons for such determination. If a determination denying Indemnitee's claim is made by independent legal counsel, the notice shall include a copy of the related legal opinion of such counsel.

       (b) The right to indemnification or advances, as provided by this Agreement, shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Company. An actual determination by the directors or stockholders of the Company or independent legal counsel that the Indemnitee has not met the applicable standard of conduct shall not be admissible in such action as evidence that the Indemnitee has not met the applicable standard of conduct.


                                     PAGE 67
    7. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which

Indemnitee may be entitled under the Articles of Incorporation, the Bylaws, any agreement, any vote of shareholders or disinterested Directors, The General and Business Corporation Law of Missouri, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. To the extent that a change in the Missouri General and Business Corporation Law (whether by statute or judicial decision) permits greater rights to indemnification and advancement of expenses by agreement than would be afforded currently under this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

The Indemnification under this Agreement shall continue as to Indemnitee, even though Indemnitee may have ceased to be a Director or Officer, and shall inure to the benefit of the heirs and personal representatives of Indemnitee.


    8. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments or fines actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments or fines to which Indemnitee is entitled.


    9 Payments Excess to Other Indemnification; Subrogation. Notwithstanding anything herein to the contrary, the Company shall not be obligated under this Agreement in connection with any Expense, judgment or fine for which payment is actually made to the Indemnitee under an insurance policy or any other indemnification provision or agreement, except in respect of any excess beyond the amount of such payment. The protection afforded to Indemnitee by this Agreement is intended to be excess to any and all other rights of indemnification to which Indemnitee is entitled. In this regard, the Company shall, to the extent of any payments made hereunder, be subrogated to all rights of Indemnitee to indemnification for Expenses, judgments or fines resulting from or arising out of the Proceedings for which an indemnification payment is made hereunder, pursuant to any other agreement to which Indemnitee is a party or pursuant to which Indemnitee has rights or otherwise.


    10. Maintenance of Liability Insurance.

       (a) The Company represents that it currently has in effect the following policy or policies of directors' and officers' liability insurance ("D&O Insurance Policies") which cover Indemnitee as an insured:

       INSURER                                        AMOUNT
       -------                                        ------

The Federal Insurance Company (Chubb)               $15,000,000
Royal Surplus Lines Insurance Company               $10,000,000

       (b) The Company hereby covenants and agrees that, as long as the Indemnitee continues to serve as a Director and/or Officer of the Company and/or at the request of the Company as a director, officer, employee or agent

                                     PAGE 68
of another corporation, partnership, joint venture, trust or other enterprise, and thereafter as long as the Indemnitee may be subject to any possible Proceeding, or is a party or is threatened to be made a party to any Proceeding, the Company shall promptly obtain and maintain the D&O Insurance Policies (or directors' and officers' liability insurance policies containing coverage in amounts and on terms and conditions no less favorable than the D&O Insurance Policies) in full force and effect, to the extent that such policies are obtainable at an annual cost of not greater than twice the annual premium on the date hereof, provided that if such coverage is not available for such amount, the Company shall obtain and maintain as much coverage as possible for such amount.

       (c) In all such directors' and officers' liability insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's Directors.

       (d) In addition to the other obligations of the Company under this Agreement, and not in limitation thereof, if the Company, acting under subparagraph (b) of this Paragraph 10, is unable to maintain in effect the D&O Insurance policies, the Company shall indemnify and hold harmless Indemnitee to the full extent of the coverage which would otherwise have been provided for the benefit of Indemnitee pursuant to the D&O Insurance policies.


       11. Change in Control. In the event that the Company shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, or if there is a change in control of the Company as defined in this Paragraph, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as he would have with respect to the Company if its separate existence had continued or if there had been no change in control of the Company. "Change in control" shall include without limitation any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the Board of Directors of the Company.


    12. Deposit of Funds in Trust. In the event that the Company decides to voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than 10 days prior to such dissolution or filing, the Company shall deposit in trust for the exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amount in such trust not required for such purpose shall be returned to the Company. This Paragraph 12 shall not apply to any dissolution of the Company in connection with a transaction as to which Paragraph 11 hereof applies.


    13. Change in Other Rights. The Company will not adopt any amendment to the Articles of Incorporation or By-Laws of the Company the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnification, advancement of expenses, exculpation or maintenance of the D&O Insurance hereunder, under such other documents or under applicable law, as applied to any act or failure to act occurring in whole in or part prior to the date upon which any such amendment was approved by the Board of Directors or the stockholders, as the case may be. Notwithstanding the foregoing, if

                                     PAGE 69
the Company adopts any amendment to the Articles of Incorporation or By-Laws the effect of which is to so deny, diminish or encumber such rights, such amendment will apply only to acts or failures to act occurring entirely after the effective date thereof.

    14. Separability. Each provision of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under Missouri law.


    15. Saving Clause. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify Indemnitee as to Expenses, judgments and fines with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.


    16. Amendments. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The rights to indemnification and advancement of expenses afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Articles of Incorporation, Bylaws or by other agreements, including D&O Insurance policies.


    17. Notice. All notices, requests and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery by hand to the party to whom the notice, request or other communication shall have been directed or (b) on the third business day after the date on which it is mailed by certified or registered mail with postage prepaid, addressed as follows:

         (i) if to the Indemnitee, to the address indicated on the signature page, below said Indemnitee's signature, and

         (ii)  if to the Company, to:

LabOne, Inc.
10101 Renner Blvd.
Lenexa, Kansas 66219
Attention: Secretary

or to such other address as either shall designate in writing.


    18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.


    19. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

                                     PAGE 70
    20. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.


IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                        LABONE, INC.


                                        By:
                                           -----------------------------
                                           W. Thomas Grant II, President

                                        INDEMNITEE:


                                        --------------------------------



                                        Address of Indemnitee:





































                                     PAGE 71
                                                                 Exhibit 10.10
                                                                 -------------
                                                                 Exhibit A

                                  LABONE, INC.

                                   NOTICE OF
                           COMMENCEMENT OF PROCEEDING


1. This notification is provided pursuant to the Amended and Restated Indemnification Agreement, dated as of November 12, 1999 (the "Indemnification Agreement"), between LabOne, Inc., a Missouri corporation (the "Company"), and the undersigned.


2. I have received actual notice of a Proceeding with respect to which I may have certain rights under the Indemnification Agreement. The following is a description of the Proceeding and my involvement in the Proceeding (as a party, witness or otherwise
                           --------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

3. I have attached such documents relating to the matter described above as are reasonably available to me and are reasonably necessary to determine whether the Proceeding is subject to the terms of the Indemnification Agreement.



                                        -------------------------------------
                                        Name:
                                             --------------------------------
Date:
     ------------------



















                                     PAGE 72
                                                                 Exhibit 10.10
                                                                 -------------
                                                                 Exhibit B

                                  LABONE, INC.

                                  REQUEST FOR
                            ADVANCEMENT OF EXPENSES


1. This Request is submitted pursuant to the Amended and Restated Indemnification Agreement, dated as of November 12, 1999 (the "Indemnification Agreement"), between LabOne, Inc., a Missouri corporation (the "Company"), and the undersigned.

2. I am requesting advancement of Expenses (as defined in the Indemnification Agreement) which I have incurred or will incur in connection with a Proceeding (as defined in the Indemnification Agreement) for which I may be entitled to indemnification pursuant to the Indemnification Agreement.

3. I hereby undertake to repay this advancement of Expenses if it is ultimately determined that I am not entitled to be indemnified by the Company under the Indemnification Agreement.

4. The Expenses for which advancement is requested are, in general, all Expenses related to
                   ----------------------------------------------------------

-----------------------------------------------------------------------------

5. I have attached such documents relating to the matter described above as are reasonably available to me and are reasonably necessary to determine whether and to what extent I am entitled to advances of Expenses under the Indemnification Agreement.



                                        -------------------------------------
                                        Name:
                                             --------------------------------


Date:
     -------------------















                                     PAGE 73
                                                                 Exhibit 10.10
                                                                 -------------
                                                                 Exhibit C

                                  LABONE, INC.

                             INDEMNIFICATION CLAIM


1. This Indemnification Claim is submitted pursuant to the Amended and Restated Indemnification Agreement, dated as of November 12, 1999 (the "Indemnification Agreement"), between LabOne, Inc., a Missouri corporation (the "Company"), and the undersigned.

2. I am requesting indemnification in connection with a Proceeding (as defined in the Indemnification Agreement) in which I was or am involved or am threatened to be made involved.

3. With respect to all matters related to any such Proceeding or claim, I believe that I am entitled to be indemnified pursuant to the provisions of the Indemnification Agreement.

4. Without limiting any other rights which I have or may have, I am requesting indemnification against liabilities which have or may arise out of

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

5. To the extent known to me, the amount requested for indemnification is as follows
          -------------------------------------------------------------------

-----------------------------------------------------------------------------

6. I have attached such documents supporting this request as are reasonably available to me and are reasonably necessary to determine whether and to what extent I am entitled to indemnification under the Indemnification Agreement.



                                        -------------------------------------
                                        Name:
                                             --------------------------------

Date:
     -------------------












                                     PAGE 74